LICENSE AGREEMENT

This  License  Agreement  (this  “Agreement”)  is  made  this  30th  day  of  June  2014  (the

“Effective  Date”),  by  and  between  AudioEye,  Inc.,  a  Delaware  corporation  (“Licensor”),  and

PearTrack  Systems  Group  Limited,  a  Nevada  corporation  (“Licensee”)  (each  a  “Party”  and together, the “Parties”).

RECITALS

R1

Licensor  is  a  for-profit  corporation  in  the  business  of  developing  Internet  content

publication   and   distribution   software  that   enables   conversion   of   any  media  into   accessible

formats and allows for real time distribution to end users on any Internet-connected device.

R2

Licensor’s  relevant  consuming  public  consists  of  private  companies  and  public organizations  seeking  to  enable  easy-to-navigate  Internet  accessibility  for  their  online  content  to seniors,  learning  disabled,  visually impaired,  print  impaired,  dyslexic,  non-English  speaking  and a host of other website visitors.

R3

Licensor provides services throughout the United States.

R4

Licensor   is   the    owner   of   certain   proprietary   materials   (the    “Proprietary

Materials”)  defined  in  Section  1.15  and  described  in  more  detail  in  Appendix  A,  incorporated herein by reference.

R5

Licensor  wishes  to  license  certain  of  the  Proprietary  Materials  to  Licensee  for

Licensee’s use in the Territory.

R6

Licensee wishes to  license the Proprietary Materials and use them in the  Territory to develop and sell products and services throughout the Territory to the Targeted Market.

R7

Licensee  agrees  and  acknowledges  that  the  Proprietary  Materials  are  Licensor’s valuable property and that Licensor is the sole owner of the Proprietary Materials.

NOW    THEREFORE,    in    consideration    of    the   mutual    promises,    covenants,    and

agreements herein, the Parties, intending to be legally bound, agree as follows:

SUBSTANTIVE PROVISIONS

1.

DEFINITIONS

The following terms shall have the indicated meanings when used in this Agreement:

1.1

Affiliate.    With  respect  to  any  specified  Person,  any  other  Person  directly  or indirectly  Controlling  or  Controlled  by,  or  under  direct  or  indirect  common  Control  with,  such specified Person.

1.2

Confidential   Information.      Confidential   Information   shall   be   information

disclosed  by  one  Party  to  the  other  Party  (i)  in  writing  or  in  other  tangible  form,  or  (ii)  orally  or in  other  intangible  form,  as  described  and  defined  herein.  Confidential  Information,  with  respect to the recipient Party, shall include, but is not limited to, information, business methods, business

practices,   marketing   plans,   operations   information,   employee   information,   customer   lists,

financial   information,   business   records,   trade   secrets,   source   code,   documents   or   materials

provided  by  the  disclosing  Party  or  on  behalf  of  the  disclosing  Party  to  the  recipient  Party,

together  with  any  notes,  e-mails,  analyses,  memoranda,  computer  records  or  other  materials

prepared   by   the   recipient   Party   which   contain   or   reflect   such   documents,   information   or

materials, but shall exclude any such information, documents or materials which: (i) are lawfully,

to  the  recipient  Party’s  knowledge,  in  the  possession  of  the  recipient  Party  prior  to  the  date  of this  Agreement;  (ii)  were  available  in  the  public  domain  other  than  through  a  violation  of  the

recipient   Party’s   obligations   under   this   Agreement;   (iii)   the   recipient   Party   developed

independently  without  reference  to  the  Confidential  Information;  or  (iv)  is  furnished  to  the recipient  Party  by  a  third  party  not  under  an  obligation  of  confidentiality  to  the  disclosing  Party known to the recipient Party.

1.3

Control.  With respect to any specific Person, the power to direct the management and  policies  of  such  Person,  directly  or  indirectly,  whether  through  the  ownership  of  voting

securities,   by   contract   or   otherwise;   and   the   terms   “Controlling”   and   “Controlled”   have

correlative meanings.

1.4

End  User.    Any  customer  within  the  United  States  that  obtains  Product  from

Licensee for use, installation and/or application.

1.5

Goodwill.  The  reputation,  quality,  commercial  recognition  and  public  perception of  any  Mark  and/or  the  content  included  in  the  Proprietary  Materials  and/or  their  use.  All

Goodwill  arising solely from  Licensee’s  use  of  the  Proprietary Materials  shall  inure solely to  the benefit  of  Licensor.  Neither  during  the  Term  of  this  Agreement  nor  at  any  time  thereafter  shall

Licensee assert any claim or ownership right to the Goodwill.

1.6

Including.   As   used   in   this   Agreement,   the   word   “including”   shall   mean

“including by way of illustration only and not as a limitation.”

1.7

Intellectual  Property.  All  intellectual  property  associated  with  the  Proprietary

Materials,  all  materials  associated  with  the  implementation  thereof,  and  all  Marks  and  Goodwill.

Intellectual  Property  includes:  (a)  any  idea,  formula  or  formulation,  design,  concept,  technique,

technology,  invention,  discovery,  or  improvement  regardless  of  patentability,  patents,  patent applications,  trade  secrets,  Know  How,  trade  names,  trademarks,  and  service  marks;  (b)  any work  of  authorship,  regardless  of  copyrightability,  manuals,  copyrights  and  any  moral  rights recognized  by  law;  (c)  any  other  similar  intellectual  property  including  those  defined  under  the

Patent  Act  (35  U.S.C.  §§ 101  et  seq.),  the  Copyright  Act  (17  U.S.C.  §§  101  et  seq.),  the  Lanham

Act (15 U.S.C. §§ 1051 et seq.), and the Uniform and Arizona Trade Secrets Acts  (A.R.S. §§ 44-

401  et  seq.);  (d)  all  Goodwill  including  the  Goodwill  associated  with  the  preceding;  and  (e)  the

Marks. Licensor is the sole owner of all Intellectual Property and it is Licensor’s valuable asset.

1.8

Intellectual  Property  Rights.  Licensor’s  legal  rights  to  and/or  interests  in  the

Intellectual  Property  including  those  rights  defined  under  the  Patent  Act  (35  U.S.C.  §§  101  et seq.), the Copyright Act (17 U.S.C. §§ 101  et seq.), the  Lanham Act (15 U.S.C. §§ 1051  et seq.),

and the Uniform and Arizona Trade Secrets Acts (A.R.S. §§ 44-401 et seq.).

1.9

Know  How.  Expert  skill,  information  or  body  of  knowledge  that  (a)  imparts  an ability to cause a desired result, (b) is not readily available and (c) is outside the public domain.

1.10     Loss.  All  dues,  penalties,  fines,  costs,  amounts  paid  in  settlement,  liabilities,

obligations,  taxes,  liens,  losses,  expenses  and  fees,  including  court  costs  and  reasonable  attorney fees and expenses arising out of any actions, suits, proceedings, hearings, investigations, charges,

complaints, claims, demands, injunctions, judgments, orders, decrees and rulings.

1.11     Mark;  Marks.  Trademarks  and/or  service  marks  whether  or  not  registered;  logos;

logotypes;  and/or  symbols  indicating,  representing  or  evidencing  a  source  of  origin  in  Licensor and/or  Licensor’s  endorsement,  approval  or  sponsorship;  including  any  Goodwill  incorporated therein.

1.12     Material   Breach.   Any   violation   of   this   Agreement   which   excuses   the   non-

breaching  Party  from  further  performance  and  permits  the  non-breaching  Party  to  commence legal proceedings to seek equitable relief and/or damages.

1.13     Person.  Any  individual,  corporation,  limited  liability  company,  partnership,  firm,

joint  venture,  association,  joint-stock  company,  trust  or  other  entity,  or  any  government  or agency or political subdivision, department or instrumentality thereof.

1.14     Product.  Any  one  or  more  of  the  products  and  services  created  by  Licensee  that specifically incorporate,  or  make  use  of  in  the  course  of  development,  the  Proprietary  Materials,

including  all  published  and/or  printed  versions  of  same  in  any  medium,  directed  toward  the

Targeted Market.

1.15     Proprietary  Materials.  Materials  over  which   Licensor  has   title  or  ownership

rights   including:   (a)   Confidential   Information   of   Licensor;   (b)   all   content   in   the   materials

developed  by  Licensor;  (c)  all  source  code,  software,  hardware,  manuals,  texts,  sounds,  visual aides,  demonstrations,  photographs,  designs,  and  the  Know  How  and  training  necessary  to implement them; and (d) the  Intellectual Property.  A more specific description of the Proprietary

Materials  is  provided  in  Appendix  A  to  this  Agreement,  incorporated  herein  by  reference.   The

Proprietary Materials are a valuable asset of Licensor.

1.16     Targeted  Market.   The private  sector  corporate  and  enterprise  markets  for  mobile asset  monitoring,  GPS  tracking  and  mobile  communications  within  logistics,  transportation,

maritime   shipping,   trucking   &   rail,   vending   machine,   intermodal   containers,   and   other

applications.

1.17     Technology.  The  creation  and/or  application  and/or  installation  and/or  and  use  of

Product and the information and Know How necessary to do so.

1.18     Term. The term of this Agreement as set forth in Section 3.1 of this Agreement.

1.19     Territory.  Worldwide.

2.

LICENSE OF PROPRIETARY MATERIALS

2.1

Grant   of   Right.   Licensor   hereby   grants   to   Licensee   a   non-exclusive,   non-

transferable  license  during  the  Term  and  within  the  Territory,  subject  to  all  of  the  terms  and conditions  contained  in  this  Agreement,  to:  (1)  use  the  Proprietary  Materials  to  create,  promote and  advertise  Product  in  the  Territory;  and  (2)  use  the  Proprietary  Materials  to  market,  sell  and distribute Product in the Territory.

2.2

Right  of  Licensor  to  Use  Proprietary  Materials.  Subject  to  the  limitations  set forth herein, nothing in this Agreement shall be construed to limit the right of  Licensor or any of its agents or  representatives, or  any third parties  licensed or otherwise  authorized by Licensor,  to use  the  Proprietary  Materials  including  the  Marks  or  reproductions  of  same  for  any  activity within the Territory.

2.3

Limitation  of  Appointment.    Licensee  shall  have  no  right  to  market  or  sell

Product to customers other than in the Targeted Market.

2.4

No  Transfer  of  Ownership.  No  ownership  interest  in  the  Proprietary  Materials and  Goodwill  is  transferred  to  Licensee  hereunder  nor  shall  anything  in  this  Agreement  be construed  as  a  transfer  to  Licensee  of  any  rights  to  or  interests  in  the  Proprietary  Materials  and

Goodwill.  Subject  to  the  provisions  of  Section  6.3,  any  and  all  improvements,  enhancements,

adaptations,  derivatives,  build  offs,  and  modifications  of  the  Proprietary  Materials  created  by

Licensee  during  the  Term  of  this  Agreement  and  at  any  time  thereafter  shall  be  the  exclusive property of Licensor.

2.5

Licensee Pricing.  Licensee may determine and fix its own pricing for Product.

3.

TERM; RENEWAL; TERMINATION

3.1

Term.   This  Agreement  shall  commence  on  the  Effective  Date  and  continue  in perpetuity (“Term”).

3.2

Termination  Events.   The  Parties  jointly  may  terminate  this  Agreement  at  any time  by  mutual  agreement  in  a  writing  signed  by  both  of  them.  Further,  either  Party  may immediately terminate this Agreement upon written notice to the other Party if the other Party:

3.2.1    (a)  ceases  to  exist  or  elects  to  dissolve;  (b)  becomes  insolvent,  makes  or

attempts   a   general   assignment   for   the   benefit   of   its   creditors;   (c)   suffers   or   permits   the

appointment  of  a  receiver  for  its  business  assets;  or  (d)  avails  itself  of  or  becomes  subject  to  any

proceeding   under   any   federal   Bankruptcy   Act   or   other   federal   or   state   statute   relating   to

reorganization, insolvency or the protection of the rights of creditors; or

3.2.2    commits  a  material  breach  of  this  Agreement  and  the  breaching  Party  of written notice of the breach does not cure the breach within thirty (30) days after receipt.

3.3

Termination  by  Licensor.   Notwithstanding  the  foregoing  Section  3.2,  Licensor

may immediately terminate this Agreement upon written notice to Licensee if Licensee:

3.3.1    fails  to  make  any  required  payment  in  full  to  Licensor  on  the  date  due  as required  by  this  Agreement  and  fails  to  cure  the  default  within  fifteen  (15)  days  after  receiving written notice of the default; or

3.3.2    without   the   prior   written   consent   of   Licensor,   attempts   to   distribute,

exchange  or  offer  or  promise  to  distribute  or  exchange to  a third  party one or  more  copies  of  the

Proprietary  Materials,  whether  by  sale,  license,  lease  or  otherwise;  provided,  however,  that  this

Section  3.3.2  shall  not  apply  to  the  sale,  lease  or  licensing  of  Product,  which  may  include elements  of  the  Proprietary Materials  and  for  which  a  fee  is  paid  to  Licensor  as  provided  herein;

or

3.3.3    attempts   an   assignment   of   its   rights   under   this   Agreement   except   as

provided for in this Agreement, unless otherwise agreed by Licensor in writing; or

3.3.4    any  entity  acquires  all  or  substantially  all  of  the  Controlling  shares  of

Licensee or any other change of Control of Licensee occurs.

3.4

Termination  by  Licensee.   Licensee  may terminate  this  Agreement  upon  written

notice  to  Licensor  if  a  court  of  competent  jurisdiction  enters  a  final  judgment  that  any portion  of

the   Proprietary   Materials   violates   the   intellectual   property   rights   of   a   third   party   and   the

judgment is not under appeal, and  Licensor fails to cure the infringement  within ninety (90) days of  entry  of  the  judgment.  During  the  ninety  (90)  days  Licensor  may,  at  its  option  and  expense,

procure for Licensee the right to continue to distribute Product subject to the judgment.

3.5

Rights   Cumulative.   The   Parties’   rights   as   set   forth   in   this   Section   3   are

cumulative in addition to any other rights the parties may have at law or in equity.

3.6

Fulfillment   of   Obligations.   The   termination   of   this   Agreement   shall   not

otherwise  release  either  Party  from  its  obligation  to  pay  any  sum  that  may  be  then  or  thereafter owing  to  the  other  Party,  nor  operate  to  discharge  any  liability  that  had  been  incurred  by  either

Party  prior  to  termination.  All  payments  due  Licensor  prior  to  the  date  of  termination  shall  be paid  to  Licensor  within  thirty  (30)  days  of  the  date  of  termination.  Except  as  provided  in  the preceding  sentence,  either  Party  shall  not,  by  reason  of  the  termination  of  this  Agreement,  be liable  to  the  other  Party  for  any  damages  (whether  direct,  consequential  or  incidental  to  and including  loss  of  profit  or  prospective  profits  of  any  kind)  sustained  or  arising  out  of  any  such termination.

3.7

Effect  of  Termination.    Upon  termination  of  this  Agreement,  Licensee  may

continue   to   dispose   of   its   existing  inventory  of   Product   with   the   prior  written   consent   of

Licensor,  but  Licensee  shall  immediately  cease  to  use  the  Proprietary  Materials  including  the

Marks  and  shall  cease  to  market,  advertise,  sell,  lease  and/or  license  Product  so  long  as  it contains any Proprietary Materials; provided, however,  that  Licensee shall  have the  right to meet and  complete,  and  the  foregoing  shall  not  restrict  or  preclude  in  any way  Licensee  from  meeting or completing, all of its existing contractual obligations to End Users with respect to sales, leases or licenses for Product entered into prior to termination of this Agreement; provided, further, that this  provision  shall  not  restrict  Licensee  from  marketing,  advertising,  selling,  leasing  and/or licensing  Product  so  long  as  it  no  longer  contains  any  Proprietary  Materials.  All  new  orders  for

Product  that  Licensee  is  not  contractually  obligated  to  End  Users  to  fulfill  and  which  remain unshipped  as  of  the  date  of  termination  may  be  cancelled  by  Licensor  if  delivery  is  required thirty (30) or more days after the date of termination.

3.8

Return  of  Property.   Within  fifteen  (15)  days  of  termination  of  this  Agreement

Licensee  shall  return  to   Licensor   or  destroy  all  of  the  Proprietary  Materials  in   Licensee’s

possession or control including all advertising, marketing and promotional materials.

3.9

Post-termination   Disclosure   of   Confidential   Information.   No   Confidential

Information  of  either  Party  may  be  disclosed  by  the  other  Party  following  termination  of  this

Agreement, except as provided herein.

3.10     Survival.   The following Sections of this Agreement shall survive the termination of  this  Agreement:  1,  3.8,  3.9,  3.10,  3.111,  4.9,  4.10,  5.2,  7,  8,  9,  10.2,  11,  12.1  and  13.  Certain

other provisions may survive as indicated within their respective sections of this Agreement.

3.11     Remedies  Upon  Termination.   Licensee  acknowledges  that  its  failure  to  cease

marketing  and  distribution  of  Product  containing  Proprietary  Materials  upon  the  termination  of this  Agreement,  except  as  herein  permitted,  may  result  in  immediate  irreparable  damage  to

Licensor.  Licensee  further  acknowledges  that  Licensor  will  have  no  adequate  remedy  at  law  for such failure and in the event of any such failure Licensor shall be entitled to seek equitable relief by way of  temporary and  permanent  injunctions  and  such  other  and  further  relief  as  any court  of competent jurisdiction may deem just and proper.

4.

OBLIGATIONS OF LICENSEE

4.1

Sub-Licensees.   Licensee  shall  not  appoint  any sub-Licensee  or  agent  to  promote and/or  distribute  Product  without  Licensor’s  prior  written  consent;  provided,  however,  that  this

provision   shall   not   apply   to   appointments   of   Affiliates   of   Licensee   in   such   capacity.

Notwithstanding   Licensor’s   consent   to   Licensee’s   appointment   of   sub-Licensees   or   agents,

Licensee shall remain liable for the performance of such sub-Licensees and agents.

4.2

Employees.     Absent   Licensee’s   prior   written   notice   to   Licensor,   all   tasks

performed  by  Licensee  related  to  Product  including  marketing,  sales,  customer  support  and technical advising shall be carried out solely by Licensee’s employees or Affiliates.

4.3

Marketing.    Without  limiting  the  generality  of  Section  4.1  of  this  Agreement,

Licensee shall  use   commercially   reasonable   efforts   to   further   the   advertising,   promotion,

marketing, sales and distribution of Product within the Territory.

4.4

Press  Releases  and  Publicity.   Either Party shall  not  issue or  permit  the  issuance

of any press releases or publicity regarding Product or this Agreement, or grant any interview, or make  any  public  statements  whatsoever  concerning  Product  or  this  Agreement  without  the  prior written consent of the other Party, which consent shall not be unreasonably withheld.

4.5

Records.    Licensee  shall  keep  complete  and  accurate  records  of  its  sales  and service  of  Product.  Licensee  shall  keep  all  records  current  and,  upon  reasonable  notice,  shall make them available for inspection by Licensor’s representatives.

4.6

Annual  Reports.   On  or  before  February  1  of  each  calendar  year,  Licensee  shall provide  to  Licensor  a  financial  report  detailing  Licensee’s  results  related  to  Product  during  the previous calendar year.

4.7

Customer Support.  Licensee agrees to provide all End Users with reasonable, as determined by Licensee in its sole discretion, service and technical support, including:

4.7.1    technical information; and

4.7.2    availability  of  personnel  to  ensure  that  Product  is  timely  and  effectively supported and that appropriate and necessary training is provided; and

4.7.3    customer  support  personnel  available  at  reasonable  times  during  business hours to respond to inquiries and complaints from customers and End Users.

4.8

Litigation.   Licensee  shall  not  take  any  legal  action  relating  to  the  protection  or defense of any Intellectual Property Rights except as provided in this Agreement.

4.9

Non-Compete.    The  Parties  acknowledge  that:  (a)  the  Technology  is  a  unique body  of  knowledge;  (b)  the  Technology  is  Internet-based  which  gives  it  a  worldwide  reach;  (c)

Product  is  specialized;  (d)  Product,  like  the  Technology,  also  is  Internet-based  and  similarly  has a  worldwide  reach;  (e)  the  market  for  Product  is  nationwide,  technologically  sophisticated  and specialized;  and  (f)  the  marketplace  for  Product  is  competitive.  Licensee  also  acknowledges  that

Licensor  has  a  legitimate  and  protectable  interest  in  the  Proprietary  Materials,  which  include

Confidential  Information  of  Licensor  and  trade  secrets  such  as  data  formulations,  source  codes,

object codes, program development strategies and projections.

4.9.1    Licensee  further  acknowledges  that  during  the  term  of  this  Agreement  it will have access to the Proprietary Materials, including the  Confidential Information of Licensor,

that  by  their  nature  are  applicable  not  only  to  Targeted  Market  but  potentially  also  to  other markets and industries within the Territory. Licensee further acknowledges that  any disclosure or unauthorized  use  of  the  Confidential  Information  of  Licensor  will  cause  irreparable  harm  and loss to Licensor for which monetary damages would be inadequate compensation.

4.9.2    During the  Term of this  Agreement  (the “Non-compete Period”),  Licensee agrees  that  it  will  not  purchase,  sell,  advertise,  market,  endorse  or  distribute  any  product  that  is substantially similar with Product.

4.9.3    Licensee  further  agrees  that  during  the  Non-compete  Period  it  will  not associate  or  affiliate  with  or  assist  any  person  or  entity  that  competes  with  Licensor  if  such association  or  affiliation  or  assistance  may  require  Licensee  to  rely  upon  or  disclose  any  of  the

Proprietary Materials.

4.9.4    Licensee  agrees  that  the  geographic  scope  of  this  covenant  not  to  compete shall be nationwide.

4.10     Non-solicitation.    Licensee  covenants  and  agrees  that  during  the  Term  of  this

Agreement  and  for a  period  of  one  (1)  year  thereafter  Licensee shall  not  directly or  indirectly (a)

induce  or  attempt  to  persuade  any  customer  or  client  of  Licensor  to  terminate  his,  her  or  its business  relationship  with  Licensor,  or  (b)  induce,  attempt  to  persuade  or  solicit  any  other affiliate,  associate,  employee,  agent,  vendor,  supplier,  consultant,  distributor  or  representative  of

Licensor  to  terminate  his,  her  or  its  business  relationship  with  Licensor;  provided,  however,  that this  restriction  shall  not  apply  to  any  such  Person  who  as  of  the  date  hereof  has  already  entered into  discussions  with  Licensee  or  contacted  Licensee  with  respect  to  entering  into  a  commercial or  employment  relationship,  or  contacts  Licensee  of  such  Person’s  own  accord,  and  without

solicitation   by   Licensee,   to   initiate   such   discussions;   provided,   further,   that   generalized

advertisement   of   commercial   or   employment   opportunities   including   in   trade   or   industry

publications  (not  focused  specifically  on  or  directed  in  any  way  at  such  Persons)  shall  not  be deemed to cause a breach of this restriction.

5.

FEES; ROYALTIES; PAYMENT

5.1

Payment; Pricing; Cancellation.

5.1.1    Licensee agrees to pay Licensor a non-refundable licensing fee as set forth in Appendix B to this Agreement, to be paid upon execution of this Agreement.

5.1.2.   Licensee  will  determine  in  its  sole  discretion,  as  it  deems  appropriate,  the pricing  of  Product  and  any  fees  to  be  charged  in  relation  therewith.  Licensee  may  from  time  to time  and  in  its  sole  discretion,  as  it  deems  appropriate,  revise  such  Product  pricing  and/or  fees.

Licensee  will  give  Licensor,  upon  Licensor’s  request,  a  current  schedule  of  Product  pricing  and associated fees.

5.1.3    Licensee agrees to pay Licensor a fee equal to twelve percent (12%) of the

gross  revenue  from  the  sale,  lease  or  licensing  of  Product.   Licensee  agrees  to  pay Licensor  on  a

quarterly  basis  for  all  fees  due  for  the  previous  calendar  quarter’s  payments  processed  by

Licensee,  with  such  fees  to  be  calculated  and  paid  by  Licensee  within  forty-five  (45)  days  after the end of the applicable quarter.

5.1.4    In  addition  to  the  twelve  percent  (12%)  fee  set  forth  in  Section  5.1.3,  if

Licensee  requests  Licensor  to  provide  additional  services  and  assistance  in  connection  with

Licensee’s  development  and  sale  of  Product,  Licensee  and  Licensor  shall  negotiate  in  good  faith with  respect  to  additional  separate  compensation  to  Licensor  for  the  provision  of  such  services and assistance to Licensee.

5.1.5    In  addition  to  any other  remedy available  to  Licensor,  if  any payment  due under  this  Section  5  is  delayed  for  any reason,  interest  shall  accrue  and  be  payable,  to  the  extent legally  enforceable,  on  such  unpaid  principal  amount  from  and  after  the  date  on  which  the  same became due, at one point five percent (1.5%) per month.

5.2

Accounting; Books and Records.

5.2.1    Licensee   shall,   at   its   sole   cost   and   expense,   maintain   complete   and

accurate  books  and  records  (specifically  including,  without  limitation,  the  original  or  copies  of documents  supporting  entries  in  the  books  of  account)  covering  all  transactions  arising  out  of  or relating to this Agreement.

5.2.2    Upon  reasonable  advance  notice  of  not  less  than  forty-eight  (48)  hours,

Licensor  and  its  duly  authorized  representatives  shall  have  the  right  during  normal  business hours  during the  Term  and  for  one  (1)  year  thereafter,  to  examine said  books  and  records  and  all other  documents  and  materials  in  the  possession  or  control  of  Licensee  and  its  agents  with respect  to  the  subject  matter  and  terms  of  this  Agreement.  Within  a  reasonable  period  (which shall  not  exceed  thirty  (30)  days)  following  the  completion  of  any  audit,  any  Person  performing such  audit  on  Licensor’s  behalf  shall  provide  Licensee  with  a  certified  written  report  containing such  Person’s  conclusions,  including  the  amount  of  any  underpayment  owed  or  overpayment made, if any, by Licensee hereunder.

5.2.3    The   exercise   by   Licensor   of   any   right   to   audit   at   any   time   or   the

acceptance  by  Licensor  of  any  statement  or  payment  shall  be  without  prejudice  to  any  of

Licensor’s  rights  and  remedies  and  shall  not  bar  Licensor  from  thereafter  disputing  the  accuracy of  any  payment  or  statement.  Licensee  shall  remain  fully  liable  for  any  balance  due  under  this

Agreement.

6.

QUALITY; STANDARDS; PROTECTION AND PRESERVATION OF RIGHTS

6.1

Licensor’s  Intellectual  Property;  Validity  of  Marks.  Licensee  acknowledges that  Licensor  is  the  owner  of  all  right,  title  and  interest  in  and  to  the  Intellectual  Property  and

Intellectual  Property  Rights  as  described  in  the  foregoing  Recitals  and  Definitions,  including rights  and  interests  in  the  Marks.  Licensee  agrees  that  it  will  not  at  any time  during  the  Term  of this  Agreement  or  at  any  time  thereafter  contest  the  validity  or  ownership  of  the  Intellectual

Property  or  directly  or  indirectly  assist  others  in  contesting  the  validity  or  ownership  of  the

Intellectual Property.

6.2

Licensor  Goodwill,  Image,  and  Reputation.   Licensee  shall  use  commercially

reasonable  efforts  to  conduct  its  business  in  a  manner  that  preserves  the  good  name,  image  and reputation  of  Licensor.  Licensee  agrees  that  Licensor’s  Goodwill  and  reputation  are  valuable commercial  assets  of  Licensor.  Licensee  agrees  that  it  will  not  intentionally  do  anything  to

damage   Licensor’s   Goodwill   and   reputation.   Licensee   acknowledges   that   the   Intellectual

Property  represents  the  valuable  Goodwill  of  Licensor.  Any  unauthorized  use  of  any  of  the

Intellectual  Property  by  Licensee  will  constitute  a  material  breach  of  this  Agreement  and  an infringement.

6.3

Improvements.  Licensor  acknowledges  that  Product  and  the  Technology,  and  all improvements,  extensions,  modifications,  derivatives,  and  build-offs  (the  “Improvements”)  of  or to  any  of  Product  or  the  Technology  developed  in  whole  or  in  part  by  Licensee  shall  belong exclusively to  Licensee.  Licensor  shall  promptly execute  any documents  required  by Licensee  to record ownership in Product and/or the Technology,  and any Improvements thereon.  If requested by  Licensee,  Licensor  shall  cause  its  employees  and  agents  to  cooperate  with  Licensee,  at

Licensee’s  expense,  to  obtain  intellectual  property  protection,  including  trademark,  patent  or copyright protection, on any Product or Technology, or Improvement thereon; provided that such cost  shall  be  fully  borne  by  Licensor  where  Licensor’s  willful  misconduct  or  gross  negligence have in any way endangered or threatened to endanger such rights of  Licensee.

7.

INFRINGEMENT

7.1

Notification  of  Infringement  Actions.  Licensee  will  notify  Licensor  in  writing of  any  third-party  use  or  registration  or  attempted  use  or  registration  of  any  of  the  Intellectual

Property that infringes or  is likely to infringe  Licensor’s rights in the  Intellectual Property within three  (3)  calendar  days  of  becoming  aware  of  the  same.  Licensee  also  shall  notify  Licensor  in writing  of  any  action,  claim  or  demand  against  Licensee  relating  to  the  Intellectual  Property within  three  (3)  calendar  days  of  receipt  of  notice  of  such  action,  claim  or  demand.  Upon  notice of  an  infringement  or  potential  infringement  or  an  action,  claim,  or  demand  against  Licensee relating to the  Intellectual Property, Licensor shall in its sole discretion: (a) determine whether to bring  an  action  to  stop  the  infringement,  or  (b)  determine  whether  to  defend  against  any  such action,  claim  or  demand,  if  such  action,  claim  or  demand  is  due  solely  to  Licensee’s  use  of  any of the Intellectual Property.

7.2

Licensor  Litigation  Responsibilities.  If  Licensor  brings  any  action  or  defends against  any  such  action,  claim  or  demand,  Licensor  shall  (1)  select  counsel  to  handle  the  action

or  defense,  (2)  be  responsible  for  the  costs  of  the  action  or  defense,  including   reasonable

attorneys’  fees,  (3)  be   entitled  to  any  recovery,   and  (4)  in  its  sole  discretion,  agree   upon

settlement  terms.  Licensee  shall  reasonably cooperate  in  all  respects  with  Licensor  in  connection

with   any  such   action   or   defense.   Such   cooperation   shall   include   Licensee’s   production   of

relevant information, including without limitation documents and things, and giving testimony at deposition  and  trial  without  being  subpoenaed.  If  Licensee  desires  to  retain  its  own  counsel  in connection with any such  action or defense, it shall be responsible for its own attorneys’ fees and costs.

8.

CONFIDENTIAL INFORMATION

8.1

Confidential  Obligations.  The  recipient  Party  shall  hold  and  treat,  and  direct  its potential and existing partners, officers, directors, employees,  agents, representatives, consultants

and   advisors,   including,   without   limitation,   attorneys,   accountants   and   financial   advisors

(collectively,  “Related  Persons”),  to  hold  and  treat,  in  confidence,  the  Confidential  Information

of  the  disclosing  Party.   Without  the  disclosing  Party’s  prior  written  consent,  the  recipient  Party and  its  Related  Persons  shall  not,  except  as  hereinafter  provided,  disclose  such  Confidential

Information  to  any  other  Person  or  use  such  Confidential  Information  other  than  in  connection

with  the  recipient  Party’s  duties  and  obligations  pursuant  to  this  Agreement.   The  recipient  Party

further agrees to disclose  such Confidential  Information only to those of its Related Persons who need  to  know  such  Confidential  Information  in  connection  with  this  Agreement,  and  who  the recipient  Party  directs  to  keep  such  information  confidential  and  to  abide  by  the  terms  of  this

Agreement  with respect to, and only with respect to, Confidential  Information  to the same extent as if they were parties hereto.

8.2

Permitted  Disclosure.  Notwithstanding  the  foregoing,  the  recipient  Party  or  any

Related Person of the recipient Party may disclose such Confidential Information: (a) pursuant to any  lawful  subpoena  of  any  governmental  or  regulatory  authority  regulating  or  overseeing  any part  of  the  business  or  activities  of  the  recipient  Party  or  such  Related  Person,  or  in  connection with  any  examination  of  the  recipient  Party  or  such  Related  Person  by  such  authority;  or  (b)

pursuant to any order of  any court of competent jurisdiction.   To the extent disclosure is required

by any court order or pursuant to any subpoena or other legal process, the  recipient Party or such

Related  Person  will,  if  lawfully  able  to  do  so,  promptly  notify  the  disclosing  Party  of  such

requirement   or   request   so   that   the   disclosing   Party   may   seek   a   protective   order   or   other

appropriate  remedy  or  waive  compliance  with  the  confidentiality  provisions  of  this  Agreement.

In  the  event  that  such  protective  order  or  other  remedy  is  not  obtained,  or  that  the  disclosing

Party   waives   compliance   with   the   confidentiality   provisions   of   this   Agreement,   the   party

requested  or  compelled  to  disclose  such  Confidential  Information  will  furnish  only  that  portion of  such  Confidential  Information  which  is  legally  required  and  will  exercise  its  commercially reasonable  efforts  to  obtain  reliable  assurance  that  the  confidential  treatment  will  be  accorded that portion of the Confidential Information so furnished.

9.

REPRESENTATIONS & WARRANTIES

Each  Party  represents  and  warrants  that  it  has  full  power  and  authority  to  enter  into  this

Agreement and to carry out all actions required of it by this Agreement. And further:

9.1

By Licensor. Licensor represents and warrants:

9.1.1    that  neither  the  Intellectual  Property,  the  Proprietary  Materials  nor  this

Agreement  infringes  the  rights  of  third  parties,  including  rights  in  any  U.S.  patent,  trademark,

trade dress,  copyright or  other proprietary or property right, nor misappropriates or discloses  any third party trade secrets; and

9.1.2    that  it  will  work  with  Licensee  in  good  faith  and  will  use  commercially reasonable efforts to assist Licensee in marketing Product during the Term of this Agreement.

9.2

Licensor’s  Limitation  of  Liability  and  Disclaimer.  Licensor’s  representations and warranties set forth in this Section  9 shall be and are subject to and limited by the  limitations of liability set forth more fully in Sections 10 and 11 of this Agreement.

9.3

By Licensee. Licensee represents and warrants:

9.3.1    that  its  entry  into  this  Agreement  does  not  violate  any  of  its  agreements with any third party; and

9.3.2  that  it  will  not  grant  any  rights  to  any  third  party  that  conflict  with  its obligations to or the rights of Licensor as set forth in this Agreement.

10.

LIMITATIONS OF LIABILITY AND DISCLAIMERS

10.1     LICENSOR  MAKES  NO  REPRESENTATIONS  OR  WARRANTIES  OF  ANY

KIND, EXPRESS OR IMPLIED, RELATED TO THE INTELLECTUAL PROPERTY OR THE

PROPRIETARY  MATERIALS  INCLUDING  WARRANTIES  OF  MERCHANTABILITY  OR

FITNESS FOR A SPECIFIC PURPOSE.

10.2     LICENSOR   SHALL   NOT   BE   LIABLE   TO   LICENSEE   FOR   LOSS   OF

PROFITS  OF  BUSINESS,  INDIRECT,  SPECIAL,  INCIDENTAL,  CONSEQUENTIAL  OR

PUNITIVE  DAMAGES,  WHETHER  BASED  IN  CONTRACT  OR  IN  TORT  (INCLUDING

NEGLIGENCE,  STRICT  LIABILITY  OR  OTHERWISE,  BUT  NOT  INCLUDING  GROSS

NEGLIGENCE     OR     WILLFUL     MISCONDUCT),     WARRANTY     OR     INDEMNITY,

WHETHER  OR  NOT  LICENSOR  AND/OR  LICENSEE  HAS  BEEN  ADVISED  OF  THE

POSSIBILITY OF SUCH DAMAGES.

11.

INDEMNIFICATION

11.1     Indemnification.   Each  Party  shall  not  have  recourse  against  the  other  Party  in respect  to,  and  shall  indemnify  and  hold  the  other  Party  harmless  against,  any  Loss,  liability  or cost  arising  from  any suit  or  proceeding  brought  by a  third  party based  upon  any  claim,  whether in  contract  or  tort,  including  negligence  or  fault  but  not  including  gross  negligence  or  willful misconduct, to the extent that such claim arises from or results from the alleged acts or omissions of  such  Party  in  the  performance  of  this  Agreement,  including  claims  in  connection  with  the advertising, distribution, marketing, sale and/or use of the Intellectual Property.

11.2     Sub-Licensees  and  Agents.  Licensee  agrees  to  indemnify  Licensor  and  hold

Licensor  harmless  from  all  damages,  Losses,  liabilities  or  expenses  arising  in  any  manner  from any  act  or  omission  on  the  part  of  any  sub-Licensee  or  agent  appointed  by  Licensee.  The provisions  of  Article  11  and  Licensee’s  obligations  thereunder  shall  survive  any  termination and/or rescission of this Agreement.

11.3     Insurance.  Each  Party  shall  maintain  at  its  own  expense  in  full  force  and  effect commencing  from  the  initial  sale  of  Product  into  the  market  and  at  all  times  thereafter  during which  the  Proprietary  Materials  are  licensed  pursuant  to  this  Agreement  at  least  a  $1,000,000 general  liability  insurance  policy  with  an  insurance  carrier  reasonably  acceptable  to  the  other

Party.  This  insurance  shall  be  for  the  benefit  of  each  Party  and  shall  name  the  other  as  a  named insured. Each Party shall  carry any workers  compensation insurance  required by law. Each Party shall  provide  the  other  with  certificates  of  insurance  upon  request  from  the  other  Party  and  shall provide  written  notice  to  the  other  Party  of  the  cancellation  or  any  substantial  modification  of any policy.

12.

ASSIGNMENT

12.1     No  Assignment  Without  Consent.  This  Agreement  shall  inure  to  the  benefit  of and  be  binding  upon  the  Parties  hereto,  their  successors  and  assigns.  The  rights  granted  to  each

Party hereunder are personal in nature and each Party shall not sell, transfer, lease, sub-license or assign  this  Agreement  or  rights  and  interests  hereunder  or  any  part  thereof  to  any  Person,  by operation of law or otherwise, without the prior written consent of the other Party or except as set forth  in  Section  12.2.  Any  attempted  assignment,  sub-license  or  transfer  of  this  Agreement  by  a

Party in derogation of the terms and conditions of this Agreement shall be null and void and shall subject the Agreement to immediate termination by the other Party.

12.2     Affiliates;  Change  of  Control.  Either  Party  may  assign  this  Agreement  to  an

Affiliate.  Licensor  may  assign  this  Agreement  to  any  entity  that  acquires  all  or  substantially  all of  the  controlling shares  of  Licensor.  Any change  of  control  of  Licensor  shall  be deemed  a  valid assignment of this Agreement.  Except in connection with an assignment to an  Affiliate,  Licensee may not assign this Agreement without the written consent of Licensor.

13.

MISCELLANEOUS

13.1     Recitals;  Definitions.  The  Parties  warrant  to  each  other  that,  to  the  best  of  their knowledge,  the  foregoing  Recitals  and  Definitions  are  true  and  correct.  No  facts  have  come  to the  attention  of  any  Party  suggesting  any  other  state  of  affairs  or  any  incorrect  statements  in  the

Recitals  and/or  Definitions.  The  Parties  agree  that  the  statements  in  the  Recitals  and  Definitions form a material part of this Agreement and are incorporated herein by reference.

13.2     Independent Contractors. The Parties are independent contractors. Neither Party is an agent, representative or partner of the other Party. Neither Party shall  have any right,  power or authority to enter into any agreement, either express or implied, for or on behalf of, or  to incur any obligation  or  liability  for,  or  to  otherwise  bind,  the  other  Party.  This  Agreement  shall  not  be

construed    to    create    an    association,    joint    venture,    co-ownership,    franchiser/franchisee

relationship,  or  partnership  between  the  Parties  or  to  impose  any  partnership  obligation  or liability upon either Party.

13.3     Costs. Except as otherwise expressly provided  in  writing,  each  Party assumes full responsibility for  all  costs  and  expenses  which  it  incurs  in  carrying  out  its  obligations  under  this

Agreement,   including,   but   not   limited   to,   all   rentals,   salaries,   commissions,   advertising,

demonstration,  travel  and  accommodation  expenses  without  the  right  to  reimbursement  for  any portion thereof from the other Party.

13.4     Captions;  Headings.   The  captions  and  headings  used  in  this  Agreement  are  for convenience only and shall not be construed to have any legal significance.

13.5     Governing  Law;  Jurisdiction;  Venue;  Attorney  Fees.  This  Agreement  shall  be interpreted  and  enforced  in  accordance  with  the  laws  of  the  State  of  Arizona,  without  regard  to the  principles  of  conflict  of  laws.  The Parties  submit  to  the  exclusive personal  jurisdiction  of  the

State  of  Arizona.  Venue  for  the  adjudication  of  any  dispute  arising  under  or  related  to  this

Agreement  shall  be  only  in  Pima  County,  Arizona,  and  not  elsewhere.  Objections  to  the  venue are  hereby  waived.  In  the  event  that  either  Party  shall  be  required  by  the  actions  of  the  other

Party  to  retain  an  attorney  to  enforce  or  protect  its  legal  rights  hereunder,  and  if  judicial

proceedings   shall   thereafter   ensue,   the   prevailing   Party   shall   be   entitled   to   its   reasonable

attorney’s fees and costs.

13.6     Counterparts.  This  Agreement  may  be  executed  in  any  number  of  identical counterparts with the same effect as if all Parties had signed the same document. All counterparts shall be construed as, and shall constitute, one and the same agreement.

13.7     Invalidity;   Severability.   If   any   provisions   of   this   Agreement   should   be   or

become  invalid  or  unenforceable,  the  validity  of  the  remaining  provisions  shall  not  be  affected.

The invalid or unenforceable provision shall be converted by mutual consent of the Parties, to the extent  possible,  to  a  valid  and  enforceable  provision  which  comes  as  close  as  possible  to  the intention of the original provision.

13.8     Entire  Agreement;  Changes  in  Writing.  This  Agreement  constitutes  the  entire agreement  of  the  Parties  with  respect  to  the  subject  matter  of  this  Agreement.  This  Agreement may not be amended or modified except in a writing signed by the Parties.

13.9     No   Waiver.   Under   this   Agreement,   a   waiver   by   a   Party   of   any   default   in

performance  by  the  other  Party  shall  not   constitute  a  waiver  of  any  subsequent  default  in

performance.  A  waiver  by  a  Party  to  exercise  any  right  or  option  or  to  enforce  any  term,

condition  or  provision  of  this  Agreement  shall  operate  as  a  waiver  only for  the  specific  occasion that  the  waiver  is  given  and  this  Agreement  shall  otherwise  continue  to  be  fully  effective  and operable as to all other occasions.

13.10   Notices. All notices by the parties must be in writing, served by registered mail or by  facsimile  which  must  be  confirmed  by  a  letter,  or  by  hand-delivery  against  receipt.  Notices shall be delivered to the following addresses:

To Licensor:

AudioEye, Inc.

Attn: Nathaniel T. Bradley, CEO

5210 E. Williams Circle, Suite 500

Tucson, AZ 85711

To Licensee:

PearTrack Systems Group Ltd.

Attn: E. William Withrow Jr.

1139-E Ballena Blvd, Suite 6

Alameda, CA 94501

13.11   Computation  of  Time.  Any  obligation  or  the  exercise  of  any  right  that  must  be

performed   within   a   specified   number   of   days   includes   weekends   and   holidays   in   such

computation unless otherwise indicated.

13.12   Interpretation.   This  Agreement  was  reached  as  a  result  of  negotiations  between competent parties. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party drafting a document. It shall be construed neither for nor  against  Licensor  or  Licensee,  but  shall  be  given  a  reasonable  interpretation  in  accordance with the plain meaning of its terms and the intent of the parties.

13.13   Conflict  with  Appendices.   In  the  event  of  any  conflict  between  this  Agreement and any attached Appendix, the terms and conditions of this Agreement shall control.

13.14   Time. Time is of the essence under this Agreement.

13.15   Cooperation   and   Other   Documents   and   Actions.      The   Parties   agree   to

cooperate  and  fully  execute  any  and  all  supplemental  documents  and  take  all  further  actions which may be necessary and appropriate to give full force and effect to this Agreement.

13.16   Binding  Agreement.    This  Agreement  is  binding  upon  and  shall  inure  to  the benefit of the heirs, executors, personal representatives, successors and assigns of the Parties.

13.17   Effective  Date.    This  Agreement  shall  be  deemed  effective  as  of  the  date  first stated above and may be specifically enforced.

The undersigned Parties have carefully reviewed this Agreement and accept its terms and conditions. The Parties execute this Agreement as of its Effective Date.

LICENSOR:

LICENSEE:

AUDIOEYE, INC.

PEARTRACK SYSTEMS GROUP LIMITED

By:

By:

Printed Name:

Printed Name:

Title:

Title:

Appendix A

Licensor Proprietary Materials

Proprietary Materials consist of the following Licensor-produced intellectual property used in the development of the Technology and implementation of Product:

U.S.  patents  numbered  US7966184,  US7653544,  US8260616,  US8046229,  US8296150  and

US8589169.

Appendix B

License Fee

Licensee agrees to pay Licensor a non-refundable  licensing fee equal to two hundred  twenty-five thousand  dollars  ($225,000)  payable,  at  Licensee’s  discretion,  in  the  form  of  cash  or  Licensee’s services  at  Licensee’s  current  rate.  The  parties  agree  that  the  Licensing  Fee  is  due  and  payable upon execution of this Agreement.

LICENSE AGREEMENT

This  License  Agreement  (this  “Agreement”)  is  made  this  30th  day  of  June  2014  (the

“Effective  Date”),  by  and  between  AudioEye,  Inc.,  a  Delaware  corporation  (“Licensor”),  and

PearTrack  Systems  Group  Limited,  a  Nevada  corporation  (“Licensee”)  (each  a  “Party”  and together, the “Parties”).

RECITALS

R1

Licensor  is  a  for-profit  corporation  in  the  business  of  developing  Internet  content

publication   and   distribution   software  that   enables   conversion   of   any  media  into   accessible

formats and allows for real time distribution to end users on any Internet-connected device.

R2

Licensor’s  relevant  consuming  public  consists  of  private  companies  and  public organizations  seeking  to  enable  easy-to-navigate  Internet  accessibility  for  their  online  content  to seniors,  learning  disabled,  visually impaired,  print  impaired,  dyslexic,  non-English  speaking  and a host of other website visitors.

R3

Licensor provides services throughout the United States.

R4

Licensor   is   the    owner   of   certain   proprietary   materials   (the    “Proprietary

Materials”)  defined  in  Section  1.15  and  described  in  more  detail  in  Appendix  A,  incorporated herein by reference.

R5

Licensor  wishes  to  license  certain  of  the  Proprietary  Materials  to  Licensee  for

Licensee’s use in the Territory.

1

R6

Licensee wishes to  license the Proprietary Materials and use them in the  Territory to develop and sell products and services throughout the Territory to the Targeted Market.

R7

Licensee  agrees  and  acknowledges  that  the  Proprietary  Materials  are  Licensor’s valuable property and that Licensor is the sole owner of the Proprietary Materials.

NOW    THEREFORE,    in    consideration    of    the   mutual    promises,    covenants,    and

agreements herein, the Parties, intending to be legally bound, agree as follows:

SUBSTANTIVE PROVISIONS

1.

DEFINITIONS

The following terms shall have the indicated meanings when used in this Agreement:

1.1

Affiliate.    With  respect  to  any  specified  Person,  any  other  Person  directly  or indirectly  Controlling  or  Controlled  by,  or  under  direct  or  indirect  common  Control  with,  such specified Person.

1.2

Confidential   Information.      Confidential   Information   shall   be   information

disclosed  by  one  Party  to  the  other  Party  (i)  in  writing  or  in  other  tangible  form,  or  (ii)  orally  or in  other  intangible  form,  as  described  and  defined  herein.  Confidential  Information,  with  respect to the recipient Party, shall include, but is not limited to, information, business methods, business

practices,   marketing   plans,   operations   information,   employee   information,   customer   lists,

financial   information,   business   records,   trade   secrets,   source   code,   documents   or   materials

provided  by  the  disclosing  Party  or  on  behalf  of  the  disclosing  Party  to  the  recipient  Party,

together  with  any  notes,  e-mails,  analyses,  memoranda,  computer  records  or  other  materials

prepared   by   the   recipient   Party   which   contain   or   reflect   such   documents,   information   or

2

materials, but shall exclude any such information, documents or materials which: (i) are lawfully,

to  the  recipient  Party’s  knowledge,  in  the  possession  of  the  recipient  Party  prior  to  the  date  of this  Agreement;  (ii)  were  available  in  the  public  domain  other  than  through  a  violation  of  the

recipient   Party’s   obligations   under   this   Agreement;   (iii)   the   recipient   Party   developed

independently  without  reference  to  the  Confidential  Information;  or  (iv)  is  furnished  to  the recipient  Party  by  a  third  party  not  under  an  obligation  of  confidentiality  to  the  disclosing  Party known to the recipient Party.

1.3

Control.  With respect to any specific Person, the power to direct the management and  policies  of  such  Person,  directly  or  indirectly,  whether  through  the  ownership  of  voting

securities,   by   contract   or   otherwise;   and   the   terms   “Controlling”   and   “Controlled”   have

correlative meanings.

1.4

End  User.    Any  customer  within  the  United  States  that  obtains  Product  from

Licensee for use, installation and/or application.

1.5

Goodwill.  The  reputation,  quality,  commercial  recognition  and  public  perception of  any  Mark  and/or  the  content  included  in  the  Proprietary  Materials  and/or  their  use.  All

Goodwill  arising solely from  Licensee’s  use  of  the  Proprietary Materials  shall  inure solely to  the benefit  of  Licensor.  Neither  during  the  Term  of  this  Agreement  nor  at  any  time  thereafter  shall

Licensee assert any claim or ownership right to the Goodwill.

1.6

Including.   As   used   in   this   Agreement,   the   word   “including”   shall   mean

“including by way of illustration only and not as a limitation.”

1.7

Intellectual  Property.  All  intellectual  property  associated  with  the  Proprietary

Materials,  all  materials  associated  with  the  implementation  thereof,  and  all  Marks  and  Goodwill.

3

Intellectual  Property  includes:  (a)  any  idea,  formula  or  formulation,  design,  concept,  technique,

technology,  invention,  discovery,  or  improvement  regardless  of  patentability,  patents,  patent applications,  trade  secrets,  Know  How,  trade  names,  trademarks,  and  service  marks;  (b)  any work  of  authorship,  regardless  of  copyrightability,  manuals,  copyrights  and  any  moral  rights recognized  by  law;  (c)  any  other  similar  intellectual  property  including  those  defined  under  the

Patent  Act  (35  U.S.C.  §§ 101  et  seq.),  the  Copyright  Act  (17  U.S.C.  §§  101  et  seq.),  the  Lanham

Act (15 U.S.C. §§ 1051 et seq.), and the Uniform and Arizona Trade Secrets Acts  (A.R.S. §§ 44-

401  et  seq.);  (d)  all  Goodwill  including  the  Goodwill  associated  with  the  preceding;  and  (e)  the

Marks. Licensor is the sole owner of all Intellectual Property and it is Licensor’s valuable asset.

1.8

Intellectual  Property  Rights.  Licensor’s  legal  rights  to  and/or  interests  in  the

Intellectual  Property  including  those  rights  defined  under  the  Patent  Act  (35  U.S.C.  §§  101  et seq.), the Copyright Act (17 U.S.C. §§ 101  et seq.), the  Lanham Act (15 U.S.C. §§ 1051  et seq.),

and the Uniform and Arizona Trade Secrets Acts (A.R.S. §§ 44-401 et seq.).

1.9

Know  How.  Expert  skill,  information  or  body  of  knowledge  that  (a)  imparts  an ability to cause a desired result, (b) is not readily available and (c) is outside the public domain.

1.10     Loss.  All  dues,  penalties,  fines,  costs,  amounts  paid  in  settlement,  liabilities,

obligations,  taxes,  liens,  losses,  expenses  and  fees,  including  court  costs  and  reasonable  attorney fees and expenses arising out of any actions, suits, proceedings, hearings, investigations, charges,

complaints, claims, demands, injunctions, judgments, orders, decrees and rulings.

1.11     Mark;  Marks.  Trademarks  and/or  service  marks  whether  or  not  registered;  logos;

logotypes;  and/or  symbols  indicating,  representing  or  evidencing  a  source  of  origin  in  Licensor

4

and/or  Licensor’s  endorsement,  approval  or  sponsorship;  including  any  Goodwill  incorporated therein.

1.12     Material   Breach.   Any   violation   of   this   Agreement   which   excuses   the   non-

breaching  Party  from  further  performance  and  permits  the  non-breaching  Party  to  commence legal proceedings to seek equitable relief and/or damages.

1.13     Person.  Any  individual,  corporation,  limited  liability  company,  partnership,  firm,

joint  venture,  association,  joint-stock  company,  trust  or  other  entity,  or  any  government  or agency or political subdivision, department or instrumentality thereof.

1.14     Product.  Any  one  or  more  of  the  products  and  services  created  by  Licensee  that specifically incorporate,  or  make  use  of  in  the  course  of  development,  the  Proprietary  Materials,

including  all  published  and/or  printed  versions  of  same  in  any  medium,  directed  toward  the

Targeted Market.

1.15     Proprietary  Materials.  Materials  over  which   Licensor  has   title  or  ownership

rights   including:   (a)   Confidential   Information   of   Licensor;   (b)   all   content   in   the   materials

developed  by  Licensor;  (c)  all  source  code,  software,  hardware,  manuals,  texts,  sounds,  visual aides,  demonstrations,  photographs,  designs,  and  the  Know  How  and  training  necessary  to implement them; and (d) the  Intellectual Property.  A more specific description of the Proprietary

Materials  is  provided  in  Appendix  A  to  this  Agreement,  incorporated  herein  by  reference.   The

Proprietary Materials are a valuable asset of Licensor.

1.16     Targeted   Market.     The   public   sector   government   markets   for   mobile   asset

monitoring,  GPS  tracking  and  mobile  communications  within  logistics,  transportation,  maritime shipping, trucking & rail, vending machine, intermodal containers, and other applications.

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1.17     Technology.  The  creation  and/or  application  and/or  installation  and/or  and  use  of

Product and the information and Know How necessary to do so.

1.18     Term. The term of this Agreement as set forth in Section 3.1 of this Agreement.

1.19     Territory.  Worldwide.

2.

LICENSE OF PROPRIETARY MATERIALS

2.1

Grant   of   Right.   Licensor   hereby   grants   to   Licensee   a   non-exclusive,   non-

transferable  license  during  the  Term  and  within  the  Territory,  subject  to  all  of  the  terms  and conditions  contained  in  this  Agreement,  to:  (1)  use  the  Proprietary  Materials  to  create,  promote and  advertise  Product  in  the  Territory;  and  (2)  use  the  Proprietary  Materials  to  market,  sell  and distribute Product in the Territory.

2.2

Right  of  Licensor  to  Use  Proprietary  Materials.  Subject  to  the  limitations  set forth herein, nothing in this Agreement shall be construed to limit the right of  Licensor or any of its agents or  representatives, or  any third parties  licensed or otherwise  authorized by Licensor,  to use  the  Proprietary  Materials  including  the  Marks  or  reproductions  of  same  for  any  activity within the Territory.

2.3

Limitation  of  Appointment.    Licensee  shall  have  no  right  to  market  or  sell

Product to customers other than in the Targeted Market.

2.4

No  Transfer  of  Ownership.  No  ownership  interest  in  the  Proprietary  Materials and  Goodwill  is  transferred  to  Licensee  hereunder  nor  shall  anything  in  this  Agreement  be construed  as  a  transfer  to  Licensee  of  any  rights  to  or  interests  in  the  Proprietary  Materials  and

Goodwill.  Subject  to  the  provisions  of  Section  6.3,  any  and  all  improvements,  enhancements,

6

adaptations,  derivatives,  build  offs,  and  modifications  of  the  Proprietary  Materials  created  by

Licensee  during  the  Term  of  this  Agreement  and  at  any  time  thereafter  shall  be  the  exclusive property of Licensor.

2.5

Licensee Pricing.  Licensee may determine and fix its own pricing for Product.

3.

TERM; RENEWAL; TERMINATION

3.1

Term.   This  Agreement  shall  commence  on  the  Effective  Date  and  continue  in perpetuity (“Term”).

3.2

Termination  Events.   The  Parties  jointly  may  terminate  this  Agreement  at  any time  by  mutual  agreement  in  a  writing  signed  by  both  of  them.  Further,  either  Party  may immediately terminate this Agreement upon written notice to the other Party if the other Party:

3.2.1    (a)  ceases  to  exist  or  elects  to  dissolve;  (b)  becomes  insolvent,  makes  or

attempts   a   general   assignment   for   the   benefit   of   its   creditors;   (c)   suffers   or   permits   the

appointment  of  a  receiver  for  its  business  assets;  or  (d)  avails  itself  of  or  becomes  subject  to  any

proceeding   under   any   federal   Bankruptcy   Act   or   other   federal   or   state   statute   relating   to

reorganization, insolvency or the protection of the rights of creditors; or

3.2.2    commits  a  material  breach  of  this  Agreement  and  the  breaching  Party  of written notice of the breach does not cure the breach within thirty (30) days after receipt.

3.3

Termination  by  Licensor.   Notwithstanding  the  foregoing  Section  3.2,  Licensor

may immediately terminate this Agreement upon written notice to Licensee if Licensee:

7

3.3.1    fails  to  make  any  required  payment  in  full  to  Licensor  on  the  date  due  as required  by  this  Agreement  and  fails  to  cure  the  default  within  fifteen  (15)  days  after  receiving written notice of the default; or

3.3.2    without   the   prior   written   consent   of   Licensor,   attempts   to   distribute,

exchange  or  offer  or  promise  to  distribute  or  exchange to  a third  party one or  more  copies  of  the

Proprietary  Materials,  whether  by  sale,  license,  lease  or  otherwise;  provided,  however,  that  this

Section  3.3.2  shall  not  apply  to  the  sale,  lease  or  licensing  of  Product,  which  may  include elements  of  the  Proprietary Materials  and  for  which  a  fee  is  paid  to  Licensor  as  provided  herein;

or

3.3.3    attempts   an   assignment   of   its   rights   under   this   Agreement   except   as

provided for in this Agreement, unless otherwise agreed by Licensor in writing; or

3.3.4    any  entity  acquires  all  or  substantially  all  of  the  Controlling  shares  of

Licensee or any other change of Control of Licensee occurs.

3.4

Termination  by  Licensee.   Licensee  may terminate  this  Agreement  upon  written

notice  to  Licensor  if  a  court  of  competent  jurisdiction  enters  a  final  judgment  that  any portion  of

the   Proprietary   Materials   violates   the   intellectual   property   rights   of   a   third   party   and   the

judgment is not under appeal, and  Licensor fails to cure the infringement  within ninety (90) days of  entry  of  the  judgment.  During  the  ninety  (90)  days  Licensor  may,  at  its  option  and  expense,

procure for Licensee the right to continue to distribute Product subject to the judgment.

3.5

Rights   Cumulative.   The   Parties’   rights   as   set   forth   in   this   Section   3   are

cumulative in addition to any other rights the parties may have at law or in equity.

8

3.6

Fulfillment   of   Obligations.   The   termination   of   this   Agreement   shall   not

otherwise  release  either  Party  from  its  obligation  to  pay  any  sum  that  may  be  then  or  thereafter owing  to  the  other  Party,  nor  operate  to  discharge  any  liability  that  had  been  incurred  by  either

Party  prior  to  termination.  All  payments  due  Licensor  prior  to  the  date  of  termination  shall  be paid  to  Licensor  within  thirty  (30)  days  of  the  date  of  termination.  Except  as  provided  in  the preceding  sentence,  either  Party  shall  not,  by  reason  of  the  termination  of  this  Agreement,  be liable  to  the  other  Party  for  any  damages  (whether  direct,  consequential  or  incidental  to  and including  loss  of  profit  or  prospective  profits  of  any  kind)  sustained  or  arising  out  of  any  such termination.

3.7

Effect  of  Termination.    Upon  termination  of  this  Agreement,  Licensee  may

continue   to   dispose   of   its   existing  inventory  of   Product   with   the   prior  written   consent   of

Licensor,  but  Licensee  shall  immediately  cease  to  use  the  Proprietary  Materials  including  the

Marks  and  shall  cease  to  market,  advertise,  sell,  lease  and/or  license  Product  so  long  as  it contains any Proprietary Materials; provided, however,  that  Licensee shall  have the  right to meet and  complete,  and  the  foregoing  shall  not  restrict  or  preclude  in  any way  Licensee  from  meeting or completing, all of its existing contractual obligations to End Users with respect to sales, leases or licenses for Product entered into prior to termination of this Agreement; provided, further, that this  provision  shall  not  restrict  Licensee  from  marketing,  advertising,  selling,  leasing  and/or licensing  Product  so  long  as  it  no  longer  contains  any  Proprietary  Materials.  All  new  orders  for

Product  that  Licensee  is  not  contractually  obligated  to  End  Users  to  fulfill  and  which  remain unshipped  as  of  the  date  of  termination  may  be  cancelled  by  Licensor  if  delivery  is  required thirty (30) or more days after the date of termination.

9

3.8

Return  of  Property.   Within  fifteen  (15)  days  of  termination  of  this  Agreement

Licensee  shall  return  to   Licensor   or  destroy  all  of  the  Proprietary  Materials  in   Licensee’s

possession or control including all advertising, marketing and promotional materials.

3.9

Post-termination   Disclosure   of   Confidential   Information.   No   Confidential

Information  of  either  Party  may  be  disclosed  by  the  other  Party  following  termination  of  this

Agreement, except as provided herein.

3.10     Survival.   The following Sections of this Agreement shall survive the termination of  this  Agreement:  1,  3.8,  3.9,  3.10,  3.111,  4.9,  4.10,  5.2,  7,  8,  9,  10.2,  11,  12.1  and  13.  Certain

other provisions may survive as indicated within their respective sections of this Agreement.

3.11     Remedies  Upon  Termination.   Licensee  acknowledges  that  its  failure  to  cease

marketing  and  distribution  of  Product  containing  Proprietary  Materials  upon  the  termination  of this  Agreement,  except  as  herein  permitted,  may  result  in  immediate  irreparable  damage  to

Licensor.  Licensee  further  acknowledges  that  Licensor  will  have  no  adequate  remedy  at  law  for such failure and in the event of any such failure Licensor shall be entitled to seek equitable relief by way of  temporary and  permanent  injunctions  and  such  other  and  further  relief  as  any court  of competent jurisdiction may deem just and proper.

4.

OBLIGATIONS OF LICENSEE

4.1

Sub-Licensees.   Licensee  shall  not  appoint  any sub-Licensee  or  agent  to  promote and/or  distribute  Product  without  Licensor’s  prior  written  consent;  provided,  however,  that  this

provision   shall   not   apply   to   appointments   of   Affiliates   of   Licensee   in   such   capacity.

Notwithstanding   Licensor’s   consent   to   Licensee’s   appointment   of   sub-Licensees   or   agents,

Licensee shall remain liable for the performance of such sub-Licensees and agents.

10

4.2

Employees.     Absent   Licensee’s   prior   written   notice   to   Licensor,   all   tasks

performed  by  Licensee  related  to  Product  including  marketing,  sales,  customer  support  and technical advising shall be carried out solely by Licensee’s employees or Affiliates.

4.3

Marketing.    Without  limiting  the  generality  of  Section  4.1  of  this  Agreement,

Licensee shall  use   commercially   reasonable   efforts   to   further   the   advertising,   promotion,

marketing, sales and distribution of Product within the Territory.

4.4

Press  Releases  and  Publicity.   Either Party shall  not  issue or  permit  the  issuance

of any press releases or publicity regarding Product or this Agreement, or grant any interview, or make  any  public  statements  whatsoever  concerning  Product  or  this  Agreement  without  the  prior written consent of the other Party, which consent shall not be unreasonably withheld.

4.5

Records.    Licensee  shall  keep  complete  and  accurate  records  of  its  sales  and service  of  Product.  Licensee  shall  keep  all  records  current  and,  upon  reasonable  notice,  shall make them available for inspection by Licensor’s representatives.

4.6

Annual  Reports.   On  or  before  February  1  of  each  calendar  year,  Licensee  shall provide  to  Licensor  a  financial  report  detailing  Licensee’s  results  related  to  Product  during  the previous calendar year.

4.7

Customer Support.  Licensee agrees to provide all End Users with reasonable, as determined by Licensee in its sole discretion, service and technical support, including:

4.7.1    technical information; and

4.7.2    availability  of  personnel  to  ensure  that  Product  is  timely  and  effectively supported and that appropriate and necessary training is provided; and

11

4.7.3    customer  support  personnel  available  at  reasonable  times  during  business hours to respond to inquiries and complaints from customers and End Users.

4.8

Litigation.   Licensee  shall  not  take  any  legal  action  relating  to  the  protection  or defense of any Intellectual Property Rights except as provided in this Agreement.

4.9

Non-Compete.    The  Parties  acknowledge  that:  (a)  the  Technology  is  a  unique body  of  knowledge;  (b)  the  Technology  is  Internet-based  which  gives  it  a  worldwide  reach;  (c)

Product  is  specialized;  (d)  Product,  like  the  Technology,  also  is  Internet-based  and  similarly  has a  worldwide  reach;  (e)  the  market  for  Product  is  nationwide,  technologically  sophisticated  and specialized;  and  (f)  the  marketplace  for  Product  is  competitive.  Licensee  also  acknowledges  that

Licensor  has  a  legitimate  and  protectable  interest  in  the  Proprietary  Materials,  which  include

Confidential  Information  of  Licensor  and  trade  secrets  such  as  data  formulations,  source  codes,

object codes, program development strategies and projections.

4.9.1    Licensee  further  acknowledges  that  during  the  term  of  this  Agreement  it will have access to the Proprietary Materials, including the Confidential Information of Licensor,

that  by  their  nature  are  applicable  not  only  to  Targeted  Market  but  potentially  also  to  other markets and industries within the Territory. Licensee further acknowledges that  any disclosure or unauthorized  use  of  the  Confidential  Information  of  Licensor  will  cause  irreparable  harm  and loss to Licensor for which monetary damages would be inadequate compensation.

4.9.2    During the  Term of this  Agreement  (the “Non-compete Period”),  Licensee agrees  that  it  will  not  purchase,  sell,  advertise,  market,  endorse  or  distribute  any  product  that  is substantially similar with Product.

12

4.9.3    Licensee  further  agrees  that  during  the  Non-compete  Period  it  will  not associate  or  affiliate  with  or  assist  any  person  or  entity  that  competes  with  Licensor  if  such association  or  affiliation  or  assistance  may  require  Licensee  to  rely  upon  or  disclose  any  of  the

Proprietary Materials.

4.9.4    Licensee  agrees  that  the  geographic  scope  of  this  covenant  not  to  compete shall be nationwide.

4.10     Non-solicitation.    Licensee  covenants  and  agrees  that  during  the  Term  of  this

Agreement  and  for a  period  of  one  (1)  year  thereafter  Licensee shall  not  directly or  indirectly (a)

induce  or  attempt  to  persuade  any  customer  or  client  of  Licensor  to  terminate  his,  her  or  its business  relationship  with  Licensor,  or  (b)  induce,  attempt  to  persuade  or  solicit  any  other affiliate,  associate,  employee,  agent,  vendor,  supplier,  consultant,  distributor  or  representative  of

Licensor  to  terminate  his,  her  or  its  business  relationship  with  Licensor;  provided,  however,  that this  restriction  shall  not  apply  to  any  such  Person  who  as  of  the  date  hereof  has  already  entered into  discussions  with  Licensee  or  contacted  Licensee  with  respect  to  entering  into  a  commercial or  employment  relationship,  or  contacts  Licensee  of  such  Person’s  own  accord,  and  without

solicitation   by   Licensee,   to   initiate   such   discussions;   provided,   further,   that   generalized

advertisement   of   commercial   or   employment   opportunities   including   in   trade   or   industry

publications  (not  focused  specifically  on  or  directed  in  any  way  at  such  Persons)  shall  not  be deemed to cause a breach of this restriction.

5.

FEES; ROYALTIES; PAYMENT

5.1

Payment; Pricing; Cancellation.

5.1.1    Licensee agrees to pay Licensor a non-refundable licensing fee as set forth

13

in Appendix B to this Agreement, to be paid upon execution of this Agreement.

5.1.2.   Licensee  will  determine  in  its  sole  discretion,  as  it  deems  appropriate,  the pricing  of  Product  and  any  fees  to  be  charged  in  relation  therewith.  Licensee  may  from  time  to time  and  in  its  sole  discretion,  as  it  deems  appropriate,  revise  such  Product  pricing  and/or  fees.

Licensee  will  give  Licensor,  upon  Licensor’s  request,  a  current  schedule  of  Product  pricing  and associated fees.

5.1.3    Licensee agrees to pay Licensor a fee equal to twelve percent (12%) of the

gross  revenue  from  the  sale,  lease  or  licensing  of  Product.   Licensee  agrees  to  pay Licensor  on  a

quarterly  basis  for  all  fees  due  for  the  previous  calendar  quarter’s  payments  processed  by

Licensee,  with  such  fees  to  be  calculated  and  paid  by  Licensee  within  forty-five  (45)  days  after the end of the applicable quarter.

5.1.4    In  addition  to  the  twelve  percent  (12%)  fee  set  forth  in  Section  5.1.3,  if

Licensee  requests  Licensor  to  provide  additional  services  and  assistance  in  connection  with

Licensee’s  development  and  sale  of  Product,  Licensee  and  Licensor  shall  negotiate  in  good  faith with  respect  to  additional  separate  compensation  to  Licensor  for  the  provision  of  such  services and assistance to Licensee.

5.1.5    In  addition  to  any other  remedy available  to  Licensor,  if  any payment  due under  this  Section  5  is  delayed  for  any reason,  interest  shall  accrue  and  be  payable,  to  the  extent legally  enforceable,  on  such  unpaid  principal  amount  from  and  after  the  date  on  which  the  same became due, at one point five percent (1.5%) per month.

14

5.2

Accounting; Books and Records.

5.2.1    Licensee   shall,   at   its   sole   cost   and   expense,   maintain   complete   and

accurate  books  and  records  (specifically  including,  without  limitation,  the  original  or  copies  of documents  supporting  entries  in  the  books  of  account)  covering  all  transactions  arising  out  of  or relating to this Agreement.

5.2.2    Upon  reasonable  advance  notice  of  not  less  than  forty-eight  (48)  hours,

Licensor  and  its  duly  authorized  representatives  shall  have  the  right  during  normal  business hours  during the  Term  and  for  one  (1)  year  thereafter,  to  examine said  books  and  records  and  all other  documents  and  materials  in  the  possession  or  control  of  Licensee  and  its  agents  with respect  to  the  subject  matter  and  terms  of  this  Agreement.  Within  a  reasonable  period  (which shall  not  exceed  thirty  (30)  days)  following  the  completion  of  any  audit,  any  Person  performing such  audit  on  Licensor’s  behalf  shall  provide  Licensee  with  a  certified  written  report  containing such  Person’s  conclusions,  including  the  amount  of  any  underpayment  owed  or  overpayment made, if any, by Licensee hereunder.

5.2.3    The   exercise   by   Licensor   of   any   right   to   audit   at   any   time   or   the

acceptance  by  Licensor  of  any  statement  or  payment  shall  be  without  prejudice  to  any  of

Licensor’s  rights  and  remedies  and  shall  not  bar  Licensor  from  thereafter  disputing  the  accuracy of  any  payment  or  statement.  Licensee  shall  remain  fully  liable  for  any  balance  due  under  this

Agreement.

6.

QUALITY; STANDARDS; PROTECTION AND PRESERVATION OF RIGHTS

6.1

Licensor’s  Intellectual  Property;  Validity  of  Marks.  Licensee  acknowledges that  Licensor  is  the  owner  of  all  right,  title  and  interest  in  and  to  the  Intellectual  Property  and

15

Intellectual  Property  Rights  as  described  in  the  foregoing  Recitals  and  Definitions,  including rights  and  interests  in  the  Marks.  Licensee  agrees  that  it  will  not  at  any time  during  the  Term  of this  Agreement  or  at  any  time  thereafter  contest  the  validity  or  ownership  of  the  Intellectual

Property  or  directly  or  indirectly  assist  others  in  contesting  the  validity  or  ownership  of  the

Intellectual Property.

6.2

Licensor  Goodwill,  Image,  and  Reputation.   Licensee  shall  use  commercially

reasonable  efforts  to  conduct  its  business  in  a  manner  that  preserves  the  good  name,  image  and reputation  of  Licensor.  Licensee  agrees  that  Licensor’s  Goodwill  and  reputation  are  valuable commercial  assets  of  Licensor.  Licensee  agrees  that  it  will  not  intentionally  do  anything  to

damage   Licensor’s   Goodwill   and   reputation.   Licensee   acknowledges   that   the   Intellectual

Property  represents  the  valuable  Goodwill  of  Licensor.  Any  unauthorized  use  of  any  of  the

Intellectual  Property  by  Licensee  will  constitute  a  material  breach  of  this  Agreement  and  an infringement.

6.3

Improvements.  Licensor  acknowledges  that  Product  and  the  Technology,  and  all improvements,  extensions,  modifications,  derivatives,  and  build-offs  (the  “Improvements”)  of  or to  any  of  Product  or  the  Technology  developed  in  whole  or  in  part  by  Licensee  shall  belong exclusively to  Licensee.  Licensor  shall  promptly execute  any documents  required  by Licensee  to record ownership in Product and/or the Technology,  and any Improvements thereon.  If requested by  Licensee,  Licensor  shall  cause  its  employees  and  agents  to  cooperate  with  Licensee,  at

Licensee’s  expense,  to  obtain  intellectual  property  protection,  including  trademark,  patent  or copyright protection, on any Product or Technology, or Improvement thereon; provided that such cost  shall  be  fully  borne  by  Licensor  where  Licensor’s  willful  misconduct  or  gross  negligence have in any way endangered or threatened to endanger such rights of  Licensee.

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7.

INFRINGEMENT

7.1

Notification  of  Infringement  Actions.  Licensee  will  notify  Licensor  in  writing of  any  third-party  use  or  registration  or  attempted  use  or  registration  of  any  of  the  Intellectual

Property that infringes or  is likely to infringe Licensor’s rights in the  Intellectual Property within three  (3)  calendar  days  of  becoming  aware  of  the  same.  Licensee  also  shall  notify  Licensor  in writing  of  any  action,  claim  or  demand  against  Licensee  relating  to  the  Intellectual  Property within  three  (3)  calendar  days  of  receipt  of  notice  of  such  action,  claim  or  demand.  Upon  notice of  an  infringement  or  potential  infringement  or  an  action,  claim,  or  demand  against  Licensee relating to the  Intellectual Property, Licensor shall in its sole discretion: (a) determine  whether to bring  an  action  to  stop  the  infringement,  or  (b)  determine  whether  to  defend  against  any  such action,  claim  or  demand,  if  such  action,  claim  or  demand  is  due  solely  to  Licensee’s  use  of  any of the Intellectual Property.

7.2

Licensor  Litigation  Responsibilities.  If  Licensor  brings  any  action  or  defends against  any  such  action,  claim  or  demand,  Licensor  shall  (1)  select  counsel  to  handle  the  action

or  defense,  (2)  be  responsible  for  the  costs  of  the  action  or  defense,  including   reasonable

attorneys’  fees,  (3)  be   entitled  to  any  recovery,   and  (4)  in  its  sole  discretion,  agree   upon

settlement  terms.  Licensee  shall  reasonably cooperate  in  all  respects  with  Licensor  in  connection

with   any  such   action   or   defense.   Such   cooperation   shall   include   Licensee’s   production   of

relevant information, including without limitation documents and things, and giving testimony at deposition  and  trial  without  being  subpoenaed.  If  Licensee  desires  to  retain  its  own  counsel  in connection with any such  action or defense, it shall be responsible for its own attorneys’ fees and costs.

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8.

CONFIDENTIAL INFORMATION

8.1

Confidential  Obligations.  The  recipient  Party  shall  hold  and  treat,  and  direct  its potential and existing partners, officers, directors, employees, agents, representatives, consultants

and   advisors,   including,   without   limitation,   attorneys,   accountants   and   financial   advisors

(collectively,  “Related  Persons”),  to  hold  and  treat,  in  confidence,  the  Confidential  Information

of  the  disclosing  Party.   Without  the  disclosing  Party’s  prior  written  consent,  the  recipient  Party and  its  Related  Persons  shall  not,  except  as  hereinafter  provided,  disclose  such  Confidential

Information  to  any  other  Person  or  use  such  Confidential  Information  other  than  in  connection

with  the  recipient  Party’s  duties  and  obligations  pursuant  to  this  Agreement.   The  recipient  Party

further agrees to disclose  such Confidential  Information only to those of its Related Persons who need  to  know  such  Confidential  Information  in  connection  with  this  Agreement,  and  who  the recipient  Party  directs  to  keep  such  information  confidential  and  to  abide  by  the  terms  of  this

Agreement  with respect to, and only with respect to, Confidential  Information  to the same extent as if they were parties hereto.

8.2

Permitted  Disclosure.  Notwithstanding  the  foregoing,  the  recipient  Party  or  any

Related Person of the recipient Party may disclose such Confidential Information: (a) pursuant to any  lawful  subpoena  of  any  governmental  or  regulatory  authority  regulating  or  overseeing  any part  of  the  business  or  activities  of  the  recipient  Party  or  such  Related  Person,  or  in  connection with  any  examination  of  the  recipient  Party  or  such  Related  Person  by  such  authority;  or  (b)

pursuant to any order of  any court of competent jurisdiction.   To the extent disclosure is required

by any court order or pursuant to any subpoena or other legal process, the  recipient Party or such

Related  Person  will,  if  lawfully  able  to  do  so,  promptly  notify  the  disclosing  Party  of  such

requirement   or   request   so   that   the   disclosing   Party   may   seek   a   protective   order   or   other

18

appropriate  remedy  or  waive  compliance  with  the  confidentiality  provisions  of  this  Agreement.

In  the  event  that  such  protective  order  or  other  remedy  is  not  obtained,  or  that  the  disclosing

Party   waives   compliance   with   the   confidentiality   provisions   of   this   Agreement,   the   party

requested  or  compelled  to  disclose  such  Confidential  Information  will  furnish  only  that  portion of  such  Confidential  Information  which  is  legally  required  and  will  exercise  its  commercially reasonable  efforts  to  obtain  reliable  assurance  that  the  confidential  treatment  will  be  accorded that portion of the Confidential Information so furnished.

9.

REPRESENTATIONS & WARRANTIES

Each  Party  represents  and  warrants  that  it  has  full  power  and  authority  to  enter  into  this

Agreement and to carry out all actions required of it by this Agreement. And further:

9.1

By Licensor. Licensor represents and warrants:

9.1.1    that  neither  the  Intellectual  Property,  the  Proprietary  Materials  nor  this

Agreement  infringes  the  rights  of  third  parties,  including  rights  in  any  U.S.  patent,  trademark,

trade dress,  copyright or  other proprietary or property right, nor misappropriates or discloses  any third party trade secrets; and

9.1.2    that  it  will  work  with  Licensee  in  good  faith  and  will  use  commercially reasonable efforts to assist Licensee in marketing Product during the Term of this Agreement.

9.2

Licensor’s  Limitation  of  Liability  and  Disclaimer.  Licensor’s  representations and warranties set forth in this Section  9 shall be and are subject to and limited by the  limitations of liability set forth more fully in Sections 10 and 11 of this Agreement.

9.3

By Licensee. Licensee represents and warrants:

19

9.3.1    that  its  entry  into  this  Agreement  does  not  violate  any  of  its  agreements with any third party; and

9.3.2  that  it  will  not  grant  any  rights  to  any  third  party  that  conflict  with  its obligations to or the rights of Licensor as set forth in this Agreement.

10.

LIMITATIONS OF LIABILITY AND DISCLAIMERS

10.1     LICENSOR  MAKES  NO  REPRESENTATIONS  OR  WARRANTIES  OF  ANY

KIND, EXPRESS OR IMPLIED, RELATED TO THE INTELLECTUAL PROPERTY OR THE

PROPRIETARY  MATERIALS  INCLUDING  WARRANTIES  OF  MERCHANTABILITY  OR

FITNESS FOR A SPECIFIC PURPOSE.

10.2     LICENSOR   SHALL   NOT   BE   LIABLE   TO   LICENSEE   FOR   LOSS   OF

PROFITS  OF  BUSINESS,  INDIRECT,  SPECIAL,  INCIDENTAL,  CONSEQUENTIAL  OR

PUNITIVE  DAMAGES,  WHETHER  BASED  IN  CONTRACT  OR  IN  TORT  (INCLUDING

NEGLIGENCE,  STRICT  LIABILITY  OR  OTHERWISE,  BUT  NOT  INCLUDING  GROSS

NEGLIGENCE     OR     WILLFUL     MISCONDUCT),     WARRANTY     OR     INDEMNITY,

WHETHER  OR  NOT  LICENSOR  AND/OR  LICENSEE  HAS  BEEN  ADVISED  OF  THE

POSSIBILITY OF SUCH DAMAGES.

11.

INDEMNIFICATION

11.1     Indemnification.   Each  Party  shall  not  have  recourse  against  the  other  Party  in respect  to,  and  shall  indemnify  and  hold  the  other  Party  harmless  against,  any  Loss,  liability  or cost  arising  from  any suit  or  proceeding  brought  by a  third  party based  upon  any  claim,  whether in  contract  or  tort,  including  negligence  or  fault  but  not  including  gross  negligence  or  willful

20

misconduct, to the extent that such claim arises from or results from the alleged acts or omissions of  such  Party  in  the  performance  of  this  Agreement,  including  claims  in  connection  with  the advertising, distribution, marketing, sale and/or use of the Intellectual Property.

11.2     Sub-Licensees  and  Agents.  Licensee  agrees  to  indemnify  Licensor  and  hold

Licensor  harmless  from  all  damages,  Losses,  liabilities  or  expenses  arising  in  any  manner  from any  act  or  omission  on  the  part  of  any  sub-Licensee  or  agent  appointed  by  Licensee.  The provisions  of  Article  11  and  Licensee’s  obligations  thereunder  shall  survive  any  termination and/or rescission of this Agreement.

11.3     Insurance.  Each  Party  shall  maintain  at  its  own  expense  in  full  force  and  effect commencing  from  the  initial  sale  of  Product  into  the  market  and  at  all  times  thereafter  during which  the  Proprietary  Materials  are  licensed  pursuant  to  this  Agreement  at  least  a  $1,000,000 general  liability  insurance  policy  with  an  insurance  carrier  reasonably  acceptable  to  the  other

Party.  This  insurance  shall  be  for  the  benefit  of  each  Party  and  shall  name  the  other  as  a  named insured. Each Party shall  carry any workers  compensation insurance  required by law. Each Party shall  provide  the  other  with  certificates  of  insurance  upon  request  from  the  other  Party  and  shall provide  written  notice  to  the  other  Party  of  the  cancellation  or  any  substantial  modification  of any policy.

12.

ASSIGNMENT

12.1     No  Assignment  Without  Consent.  This  Agreement  shall  inure  to  the  benefit  of and  be  binding  upon  the  Parties  hereto,  their  successors  and  assigns.  The  rights  granted  to  each

Party hereunder are personal in nature and each Party shall not sell, transfer, lease, sub-license or assign  this  Agreement  or  rights  and  interests  hereunder  or  any  part  thereof  to  any  Person,  by

21

operation of law or otherwise, without the prior written consent of the other Party or except as set forth  in  Section  12.2.  Any  attempted  assignment,  sub-license  or  transfer  of  this  Agreement  by  a

Party in derogation of the terms and conditions of this Agreement shall be null and void and shall subject the Agreement to immediate termination by the other Party.

12.2     Affiliates;  Change  of  Control.  Either  Party  may  assign  this  Agreement  to  an

Affiliate.  Licensor  may  assign  this  Agreement  to  any  entity  that  acquires  all  or  substantially  all of  the  controlling shares  of  Licensor.  Any change  of  control  of  Licensor  shall  be deemed  a  valid assignment of this Agreement.  Except in connection with an assignment to an  Affiliate,  Licensee may not assign this Agreement without the written consent of Licensor.

13.

MISCELLANEOUS

13.1     Recitals;  Definitions.  The  Parties  warrant  to  each  other  that,  to  the  best  of  their knowledge,  the  foregoing  Recitals  and  Definitions  are  true  and  correct.  No  facts  have  come  to the  attention  of  any  Party  suggesting  any  other  state  of  affairs  or  any  incorrect  statements  in  the

Recitals  and/or  Definitions.  The  Parties  agree  that  the  statements  in  the  Recitals  and  Definitions form a material part of this Agreement and are incorporated herein by reference.

13.2     Independent Contractors. The Parties are independent contractors. Neither Party is an agent, representative or partner of the other Party. Neither Party shall  have any right, power or authority to enter into any agreement, either express or implied, for or on behalf of, or  to incur any obligation  or  liability  for,  or  to  otherwise  bind,  the  other  Party.  This  Agreement  shall  not  be

construed    to    create    an    association,    joint    venture,    co-ownership,    franchiser/franchisee

relationship,  or  partnership  between  the  Parties  or  to  impose  any  partnership  obligation  or liability upon either Party.

22

13.3     Costs. Except as otherwise expressly provided  in  writing,  each  Party assumes full responsibility for  all  costs  and  expenses  which  it  incurs  in  carrying  out  its  obligations  under  this

Agreement,   including,   but   not   limited   to,   all   rentals,   salaries,   commissions,   advertising,

demonstration,  travel  and  accommodation  expenses  without  the  right  to  reimbursement  for  any portion thereof from the other Party.

13.4     Captions;  Headings.   The  captions  and  headings  used  in  this  Agreement  are  for convenience only and shall not be construed to have any legal significance.

13.5     Governing  Law;  Jurisdiction;  Venue;  Attorney  Fees.  This  Agreement  shall  be interpreted  and  enforced  in  accordance  with  the  laws  of  the  State  of  Arizona,  without  regard  to the  principles  of  conflict  of  laws.  The Parties  submit  to  the  exclusive personal  jurisdiction  of  the

State  of  Arizona.  Venue  for  the  adjudication  of  any  dispute  arising  under  or  related  to  this

Agreement  shall  be  only  in  Pima  County,  Arizona,  and  not  elsewhere.  Objections  to  the  venue are  hereby  waived.  In  the  event  that  either  Party  shall  be  required  by  the  actions  of  the  other

Party  to  retain  an  attorney  to  enforce  or  protect  its  legal  rights  hereunder,  and  if  judicial

proceedings   shall   thereafter   ensue,   the   prevailing   Party   shall   be   entitled   to   its   reasonable

attorney’s fees and costs.

13.6     Counterparts.  This  Agreement  may  be  executed  in  any  number  of  identical counterparts with the same effect as if all Parties had signed the same document. All counterparts shall be construed as, and shall constitute, one and the same agreement.

13.7     Invalidity;   Severability.   If   any   provisions   of   this   Agreement   should   be   or

become  invalid  or  unenforceable,  the  validity  of  the  remaining  provisions  shall  not  be  affected.

The invalid or unenforceable provision shall be converted by mutual consent of the Parties, to the

23

extent  possible,  to  a  valid  and  enforceable  provision  which  comes  as  close  as  possible  to  the intention of the original provision.

13.8     Entire  Agreement;  Changes  in  Writing.  This  Agreement  constitutes  the  entire agreement  of  the  Parties  with  respect  to  the  subject  matter  of  this  Agreement.  This  Agreement may not be amended or modified except in a writing signed by the Parties.

13.9     No   Waiver.   Under   this   Agreement,   a   waiver   by   a   Party   of   any   default   in

performance  by  the  other  Party  shall  not  constitute  a  waiver  of  any  subsequent  default  in performance.  A  waiver  by  a  Party  to  exercise  any  right  or  option  or  to  enforce  any  term,

condition  or  provision  of  this  Agreement  shall  operate  as  a  waiver  only for  the  specific  occasion that  the  waiver  is  given  and  this  Agreement  shall  otherwise  continue  to  be  fully  effective  and operable as to all other occasions.

13.10   Notices. All notices by the parties must be in writing, served by registered mail or by  facsimile  which  must  be  confirmed  by  a  letter,  or  by  hand-delivery  against  receipt.  Notices shall be delivered to the following addresses:

To Licensor:

AudioEye, Inc.

Attn: Nathaniel T. Bradley, CEO

5210 E. Williams Circle, Suite 500

Tucson, AZ 85711

To Licensee:

PearTrack Systems Group Ltd.

Attn: E. William Withrow Jr.

1139-E Ballena Blvd, Suite 6

Alameda, CA 94501

24

13.11   Computation  of  Time.  Any  obligation  or  the  exercise  of  any  right  that  must  be

performed   within   a   specified   number   of   days   includes   weekends   and   holidays   in   such

computation unless otherwise indicated.

13.12   Interpretation.   This  Agreement  was  reached  as  a  result  of  negotiations  between competent parties. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party drafting a document. It shall be construed neither for nor  against  Licensor  or  Licensee,  but  shall  be  given  a  reasonable  interpretation  in  accordance with the plain meaning of its terms and the intent of the parties.

13.13   Conflict  with  Appendices.   In  the  event  of  any  conflict  between  this  Agreement and any attached Appendix, the terms and conditions of this Agreement shall control.

13.14   Time. Time is of the essence under this Agreement.

13.15   Cooperation   and   Other   Documents   and   Actions.      The   Parties   agree   to

cooperate  and  fully  execute  any  and  all  supplemental  documents  and  take  all  further  actions which may be necessary and appropriate to give full force and effect to this Agreement.

13.16   Binding  Agreement.    This  Agreement  is  binding  upon  and  shall  inure  to  the benefit of the heirs, executors, personal representatives, successors and assigns of the Parties.

13.17   Effective  Date.    This  Agreement  shall  be  deemed  effective  as  of  the  date  first stated above and may be specifically enforced.

25

The undersigned Parties have carefully reviewed this Agreement and accept its terms and conditions. The Parties execute this Agreement as of its Effective Date.

LICENSOR:

LICENSEE:

AUDIOEYE, INC.

PEARTRACK SYSTEMS GROUP LIMITED

By:

By:

Printed Name:

Printed Name:

Title:

Title:

26

Appendix A

Licensor Proprietary Materials

Proprietary Materials consist of the following Licensor-produced intellectual property used in the development of the Technology and implementation of Product:

U.S.  patents  numbered  US7966184,  US7653544,  US8260616,  US8046229,  US8296150  and

US8589169.

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Appendix B

License Fee

Licensee agrees to pay Licensor a non-refundable  licensing fee equal to two hundred  twenty-five thousand  dollars  ($225,000)  payable,  at  Licensee’s  discretion,  in  the  form  of  cash  or  Licensee’s services  at  Licensee’s  current  rate.  The  parties  agree  that  the  Licensing  Fee  is  due  and  payable upon execution of this Agreement.

28